SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 1, 2002
Date of Report (Date of earliest event reported)

THE SANDS REGENT

(Exact name of registrant as specified in its charter)

Nevada	0-14050	88-0201135
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 Arlington Ave. Reno, Nevada (Address of principal executive offices)		89501 (Zip Code)

(775) 348-2200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

On June 1, 2002, Last Chance, Inc., a Nevada corporation and wholly-owned subsidiary of The Sands Regent, a Nevada corporation (“Last Chance”), completed the acquisition of certain assets (the “Acquired Assets”) of Prospector Gaming Enterprises, Inc., a Nevada corporation (“PGE”), pursuant to an Asset Purchase Agreement, dated as of December 27, 2001 (the “Purchase Agreement”). Further, the member’s interest in California Prospectors, Ltd., a Nevada limited liability company (“California Prospectors”), was also acquired by Last Chance pursuant to the Member’s Interest Purchase and Sale Agreement, dated as of December 27, 2001. This transaction was initially reported on a Current Report on Form 8-K (the “8-K”) dated June 1, 2002. By this Current Report on Form 8-K/A, the Company is updating the 8-K to include financial statements and pro forma financial information for PGE and PGE and California Prospectors, combined.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of business acquired.

(i)
Unaudited Combined Financial Statements of PGE and California Prospectors as of March 31, 2002 and for the nine month periods ended March 31, 2001 and 2002 and for PGE (not combined with California Prospectors) as of June 30, 2001

(ii)	Financial Statements of PGE as of and for the years ended June 30, 2001 and 2000

(b)	Pro forma financial information.

(i)	Unaudited Pro forma Consolidated Financial Statements as of and for the nine month period ended March 31, 2002

(ii)	Unaudited Pro forma Consolidated Statement of Operations for the year ended June 30, 2001

(c)	Exhibits. See Exhibit Index.

PROSPECTOR GAMING ENTERPRISES, INC. AND CALIFORNIA PROSPECTORS, LTD.

COMBINED STATEMENTS OF OPERATIONS (Unaudited)

	NINE MONTHS ENDED MARCH 31
(Dollars in thousands)	2001	2002
Operating revenues:
Gaming	$3,523	$4,135
Fuel and convenience store	11,439	9,967
RV park	—	107
Food and beverage	1,043	1,199
Other	153	157

	16,158	15,565
Less complimentary lodging, food and beverage included above	286	364

	15,872	15,201

Operating costs and expenses:
Gaming	990	1,099
Fuel and convenience store	10,982	9,370
RV park	11	153
Food and beverage	1,053	1,151
Other
Maintenance and utilities	425	450
General and administrative	707	815
Depreciation and amortization	602	533

	14,770	13,571

Income from operations	1,102	1,630

Other income (deductions) :
Interest and other expense	(497)	(464)
Gain (loss) on disposition of property and equipment	(15)	(1)

	(512)	(465)

Net income	$590	$1,165

See notes to unaudited combined financial statements

PROSPECTOR GAMING ENTERPRISES, INC. AND CALIFORNIA PROSPECTORS, LTD.

BALANCE SHEETS

(Dollars in thousands)	(Uncombined) PGE JUNE 30, 2001	(Combined) (Unaudited) MARCH 31, 2002
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$323	$652
Accounts receivable	85	218
Inventories	186	194
Prepaid expenses and other assets	227	158

Total current assets	821	1,222

PROPERTY AND EQUIPMENT:
Land	262	262
Building and land improvements	6,049	6,082
Equipment, furniture and fixtures	4,469	4,578

	10,780	10,922
Less accumulated depreciation and amortization	(3,695)	(4,225)

Property and equipment, net	7,085	6,697

OTHER ASSETS
Due from shareholders	683	981
Other	114	117

Total other assets	797	1,098

Total assets	$8,703	$9,017

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Bank overdraft	$68	$—
Accounts payable	189	420
Other accrued expenses	201	151
Current maturities of long-term debt	290	63

Total current liabilities	748	634

LONG TERM DEBT	6,738	5,987

Total liabilities	7,486	6,621

STOCKHOLDERS’ EQUITY:
Common stock, par value $.10 per share; authorized and issued 25,000 shares	3	3
Addition paid-in capital	2,580	2,580
Retained earnings (deficit)	(1,366)	(187)

Total stockholders’ equity	1,217	2,396

Total liabilities and stockholders’ equity	$8,703	$9,017

See notes to unaudited combined financial statements

PROSPECTOR GAMING ENTERPRISES, INC. AND CALIFORNIA PROSPECTORS, LTD.

COMBINED STATEMENTS OF CASH FLOWS (Unaudited)

(Dollars in thousands)	NINE MONTHS ENDED MARCH 31
	2001	2002
OPERATING ACTIVITIES:
Net income	$590	$1,165
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	602	533
Loss on disposal of property and equipment	15	1
(Increase) decrease in accounts receivable	35	(133)
(Increase) in inventories	(12)	(7)
Decrease in prepaid expenses and other current assets	42	70
(Increase) decrease in other assets	3	(3)
Decrease in bank overdraft	—	(68)
Increase in accounts payable	136	230
(Decrease) in accrued expenses	(76)	(50)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,335	1,738

INVESTING ACTIVITIES:
Additions to property and equipment	(1,228)	(137)

NET CASH USED IN INVESTING ACTIVITIES	(1,228)	(137)

FINANCING ACTIVITIES:
Payments on long-term debt	(546)	(978)
Increase in long-term debt	1,155	—
Increase in due from stockholders	(531)	(298)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	78	(1,276)

INCREASE IN CASH AND CASH EQUIVALENTS	185	325

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	299	327

CASH AND CASH EQUIVALENTS, END OF PERIOD	$484	$652

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid, net of amount capitalized	$497	$463

See notes to unaudited combined financial statements

PROSPECTOR GAMING ENTERPRISES, INC. AND CALIFORNIA PROSPECTORS, LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NINE MONTHS ENDED March 31, 2002 and 2001

NOTE 1—BASIS OF PREPARATION

These statements should be read in connection with the audited financial statements for Prospector Gaming Enterprises, Inc. as of June 30, 2001 and 2000 and for the years then ended as contained in this Form 8-K/A. The accounting policies utilized in the preparation of the financial information herein are the same as set forth in such audited financial statements except as modified for interim accounting policies which are within the guidelines set forth in Accounting Principles Board Opinion No. 28.

The Balance Sheet at June 30, 2001 has been taken from the audited financial statements of Prospector Gaming Enterprises, Inc. as of that date. The Balance Sheet of California Prospectors, Ltd. at June 30, 2001 has not been included and consists of the following (in thousands):

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4
Inventories	1
Prepaid expenses and other assets	1

Total current assets	6

PROPERTY AND EQUIPMENT, net	9

Total assets	$15

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$1

Total current liabilities	1

MEMBERS’ EQUITY	14

Total liabilities and members’ equity	$15

The Balance Sheet at March 31, 2002 and the interim combined financial information for the nine months ended March 31, 2002 and 2001 is unaudited and combines the accounts of both Prospector Gaming Enterprises, Inc. and California Prospectors, Ltd. Prospector Gaming Enterprises, Inc. owns and operates Gold Ranch Casino and RV Park in Verdi, Nevada. California Prospectors, Ltd. owns and operates a California Lottery Station juxtapositional to Gold Ranch Casino and RV Resort.

In the opinion of management, all adjustments necessary to present fairly the financial condition as of March 31, 2002 and the results of operations and cash flows for the nine months ended March 31, 2002 and 2001 have been included. Interim results of operations are not necessarily indicative of the results of operations for the full year.

PROSPECTOR GAMING ENTERPRISES, INC. AND CALIFORNIA PROSPECTORS, LTD.

NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

NINE MONTHS ENDED March 31, 2002 and 2001

NOTE 2—INCOME TAXES

Prospector Gaming Enterprises, Inc. and its shareholders have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code, which provides that, in lieu of Corporate income taxes, the shareholders are taxed on their proportionate share of the Company’s taxable income, or receive the benefit of any taxable losses and tax credits. California Prospectors, Ltd. is a Nevada limited liability company and not subject to income taxation. All income, losses and tax credits are passed through to the member owners.

PROSPECTOR GAMING ENTERPRISES, INC.,

DBA GOLD RANCH

FINANCIAL STATEMENTS

JUNE 30, 2001 AND 2000

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders
Prospector Gaming Enterprises, Inc.,
dba Gold Ranch

We have audited the accompanying balance sheets of Prospector Gaming Enterprises, Inc., dba Gold Ranch as of June 30, 2001 and June 30, 2000, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prospector Gaming Enterprises, Inc., dba Gold Ranch as of June 30, 2001 and June 30, 2000, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/    DIPIETRO & THORNTON
DiPietro & Thornton

Reno, Nevada
September 11, 2001

Exhibit A

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
BALANCE SHEETS
JUNE 30, 2001 AND 2000

	6/30/01	6/30/00
ASSETS

CURRENT ASSETS
Cash	$323,228	$292,176
Receivables	84,459	131,151
Inventories	185,872	158,160
Prepaid expenses	227,398	182,124

	820,957	763,611

PROPERTY AND EQUIPMENT
Equipment and furniture	4,468,871	3,986,188
Land and building	6,311,101	5,494,911
Construction in progress	—	39,284

	10,779,972	9,520,383
Less accumulated depreciation	(3,695,188)	2,985,703

	7,084,784	6,534,680

OTHER ASSETS
Due from shareholders	683,240	36,559
Deposits	13,824	58,278
Loan acqusitions costs, net	89,649	77,930
Franchise fee—Arco, net	10,166	12,166

	796,879	184,933

Total assets	$8,702,620	$7,483,224

See accompanying notes and accountant’s report.

Exhibit A

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
BALANCE SHEETS
JUNE 30, 2001 AND 2000

	6/30/01	6/30/00
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Bank overdraft	$67,754	$ -0-
Accounts payable	188,851	350,470
Accrued liabilities	201,063	131,631
Current maturities of long-term debt	290,453	684,026
Accrued Arco settlement	—	100,000

	748,121	1,266,127

LONG-TERM DEBT
Notes and contracts payable, less current maturities	6,737,559	5,852,125

STOCKHOLDERS’ EQUITY
Common stock, par value $.10 per share; authorized and issued 25,000 shares	2,500	2,500
Paid in capital	2,579,979	2,579,979
Retained earnings (deficit)	(1,365,539)	(2,217,507)

	1,216,940	364,972

	$8,702,620	$7,483,224

See accompanying notes and accountant’s report.

Exhibit B

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
STATEMENTS OF INCOME
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

	6/30/01	6/30/00
REVENUES
Station and store	$15,415,832	$12,212,562
Casino	5,188,591	4,470,319
Restaurant	1,120,054	1,122,320
Bar	297,570	282,325
Other income	204,532	187,774

	22,226,579	18,275,300
Less: Complimentary food and beverage	389,858	351,935

	21,836,721	17,923,365

OPERATING COSTS AND EXPENSES
Station and store	14,778,265	11,646,536
Casino	1,693,149	1,581,660
Restaurant	1,173,294	1,236,595
Bar	239,531	217,436
RV Park	33,165	—
Maintenance and utilities	563,850	559,430
General administrative	1,060,949	896,189
Depreciation and amortization	800,385	691,771

	20,342,588	16,829,617

INCOME FROM OPERATIONS	1,494,133	1,093,748

OTHER INCOME (EXPENSES)
Miscellaneous	3,517	17,532
Rental income	51,491	35,625
Loss on sale and abandoned assets	(23,974)	(220,689)
Interest	(673,199)	(647,579)

	(642,165)	(815,111)

NET INCOME	$851,968	$278,637

See accompanying notes and accountant’s report.

Exhibit C

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
STATEMENTS OF RETAINED EARNINGS
YEARS ENDED JUNE 30, 2001 AND 2000

	6/30/01	6/30/00
ACCUMULATED ADJUSTMENT ACCOUNT, BEGINNING	$(2,217,507)	$(2,496,144)
NET INCOME	851,968	278,637

ACCUMULATED ADJUSTMENTS ACCOUNT, ENDING	$(1,365,539)	$(2,217,507)

See accompanying notes and accountant’s report.

Exhibit D

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

	6/30/01	6/30/00
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$851,968	$278,637
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	800,385	691,771
Loss on sale (abandonment) of assets	23,974	220,689
(Increase) decrease in accounts receivable	46,692	164,890
(Increase) decrease in inventories	(27,712)	(33,764)
(Increase) decrease in prepaid expenses	(45,274)	(40,363)
(Increase) decrease in other assets	34,735	(35,835)
Increase (decrease) in accounts payable	(93,865)	(167,813)
Increase (decrease) in accrued expenses	(30,568)	(18,873)

Net cash provided by operating activities	1,560,335	1,059,339

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds sale of fixed assets	31,600	12,000
Purchase of fixed assets	(1,116,322)	(700,029)

Net cash used for investing activities	(1,084,722)	(688,029)

CASH FROM FINANCING ACTIVITIES
Net borrowings on line of credit	625,000	95,000
Proceeds from borrowings	-0-	805,000
Repayment of long-term debt	(282,880)	(738,370)
Repayment of stockholder loans	(140,000)	-0-
Advances to stockholders	(646,681)	(36,559)

Net cash provided (used) for financing activities	(444,561)	125,071

NET CHANGE IN CASH AND CASH EQUIVALENTS	31,052	496,381
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	292,176	(204,205)

CASH AND CASH EQUIVALENTS AT END OF YEAR	$323,228	$292,176

SUPPLEMENTAL CASH FLOW INFORMATION:
Purchase of fixed assets on contract	$281,012	$574,780

Interest paid	$661,028	$639,788

See accompanying notes and accountant’s report.

Exhibit E

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 AND 2000

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Prospector Gaming Enterprises, Inc., dba Gold Ranch (the Company) is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Business Activity

The Company operates the Gold Ranch Casino located in Verdi Nevada. The Gold Ranch Casino includes a gas station, restaurant, bar, casino and convenience store.

Accounts Receivable

The Company uses the direct write-off method for bad debts. All anticipated uncollectible accounts have been written off as of the balance sheet date. Management does not anticipate any material collection loss with respect to the remaining balance, therefore no allowance for doubtful accounts is included in the financial statements.

Inventories

Inventories are stated at cost on the first-in, first-out method.

Depreciation

Property and equipment are stated at cost and are depreciated using the straight-line method and modified accelerated cost recovery system over the estimated useful lives, ranging from five to thirty-nine years.

Casino Revenue

In accordance with industry practices, the Company recognizes as casino revenue the net win from gaming activities, which is the difference between gaming wins and losses.

Food and beverage furnished without charge to customers are included in gross revenues at a value which approximates retail and then deducted as complimentary services to arrive at net revenues. The cost of such complimentary services is charged to gaming operating costs and expenses.

Exhibit E

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 AND 2000

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Current Maturities and Long-Term Debt

Notes payable that are demand notes that have alternate payment terms exceeding one year are recorded as long-term debt, where the note has not been demanded.

Income Tax

The Company and its shareholders have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code, which provides that, in lieu of corporation income taxes, the shareholders are taxed on their proportionate share of the Company’s taxable income, or receive the benefit of any taxable losses and tax credits.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the proprietor to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and short-term investments. The Company maintains cash in bank accounts with balances, at times, in excess of federally insured limits. The Company has not experienced any losses in such accounts.

NOTE B—TRANSACTIONS WITH RELATED PARTY

The Company has advanced funds for the construction of an RV Park on land adjacent to the Company. The owner of the RV Park, Gold Ranch RV Park Resort, LLC., is wholly owned by the Company’s shareholders. The amounts receivable at June 30, 2001 and June 30, 2000 were:

	2001	2000
Due from shareholder	$683,240	$36,559

In addition, the Company has an agreement to operate the RV Park which opened in 2001.

Exhibit E

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 AND 2000

NOTE C—LOAN ACQUISITION COSTS

Loan acquisition costs are capitalized and amortized over the term of the loan. Loan acquisition costs consist of the following:

	Net of Accumulated Amortization
Original Cost	6/30/01	6/30/00
$115,585		$77,930
$139,475	$89,649

NOTE D—LONG-TERM DEBT
	6/30/01	6/30/00
NOTES AND CONTRACTS PAYABLE

Contract payable, VLC, Inc., original amount $62,435, payable monthly at $5,203, no interest, secured by slot equipment.	$-0-	$36,421

Contract payable, Imperial Premium Finance, original amount $34,134, payable in monthly installments of $3,793 including interest at 9.75%, through December 2001.	22,756	-0-

Note payable, Colonial Bank, Revolving line of credit, original amount $500,000, interest payable monthly at prime plus 2%. All principal and accrued interest is due October 15, 2000.	-0-	280,000

Note payable, Colonial Bank, revolving line of credit in the amount of $150,000, interest payable monthly at prime plus 2%. All principal and accrued interest is due November 2000.	-0-	95,000

Note payable, Atlantic Richfield Corporation, original amount $548,000, payable in monthly principal installments of $4,566 with no interest. The payments will be waived by Arco if certain sales quotas are attained annually. (See Note E)	383,600	438,416

Contract payable, International Game Technology, original amount $17,751, payable monthly at $1,479, no interest, through November 2001, secured by slot equipment.	7,396	-0-

Exhibit E

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 AND 2000

NOTE D—LONG-TERM DEBT (CONTINUED)
	6/30/01	6/30/00
NOTES AND CONTRACTS PAYABLE

Contract payable, International Game Technology, original amount $145,982, payable monthly at $12,165, no interest, through February 2002, secured by slot equipment.	97,322	-0-

Contract payable, International Game Technology, original amount $20,810, payable monthly at $1,734, no interest, through March 2002, secured by slot equipment.	15,607	-0-

Contract payable, International Game Technology, original amount $96,470, payable monthly at $8,039, no interest, through May 2002, secured by slot equipment.	88,430	-0-

Note payable, Wells Fargo Bank, reducing revolving line of credit in the original amount of $1,250,000. The maximum permitted balance declines annually by $250,000 in the first three years. Interest is based on the bank’s prime rate plus an adjustable amount ranging .5 to 1.0%. The outstanding balance is due August 2005.	1,000,000	-0-

Contract payable, Caterpillar Financial Services, original amount $25,157, payable in monthly installments of $712 including interest at 8.5% through July 2001.	-0-	8,815

Contract payable, International Game Technology, original amount $212,634, payable monthly at $17,719, no interest, through September 2000, secured by slot equipment.	-0-	70,878

Note payable, Wells Fargo Equipment Leasing, original amount $299,711, payable in monthly installments of $6,294 including interest at 9.5%, through July 2004, secured by sign.	201,202	254,922

Note payable, Stonefield, Inc., interest payable monthly at prime plus 1.7% through August 2010. Principal and any accrued interest are due August 2010.	5,211,699	5,211,699

	7,028,012	6,396,151
Less current maturities	290,453	544,026

Total long-term debt	$6,737,559	$5,852,125

Exhibit E

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 AND 2000

NOTE D—LONG-TERM DEBT (CONTINUED)

Aggregate maturities on long-term debt over the next five years are as follows:

Year Ended June 30,	Amount
2002	$290,453
2003	314,792
2004	321,222
2005	6,246
After 2005	6,095,299

$7,028,012

NOTE E—ARCO SETTLEMENT

Prospector Gaming Enterprises, Inc. terminated its franchise agreement with AM/PM Mini Markets and has removed the brand name from the store. A claim for liquidated damages resulted in the amount of $200,000 for amounts that would have been paid over the remaining eight plus years of the agreement for franchise fees. During the year ended June 30, 2000 the company paid the $100,000 balance of accrued liability due Atlantic Richfield Corporation under the agreement for mutual termination of the Mini Market agreement.

For the years ended June 30, 2001 and June 30, 2000, respectively, total payments of $54,792 due on the outstanding loan balance (Note D) were waived by Arco due to sales quotas which were achieved and are reflected in miscellaneous income.

NOTE F—DESCRIPTION OF LEASING ARRANGEMENT

The Company leases two automobiles under noncancelable operating leases.

The following is a schedule of future minimum lease payments required under the leases:

Year Ended June 30,
2002	$10,913
2003	10,913
2004	7,984
2005	543

$30,353

NOTE G—RETIREMENT PLAN

The Company has a 401-K Profit-Sharing Plan covering substantially all of its employees. At its discretion, the Company may make matching contributions to the Plan. The Company’s contributions were $9,604 and $5,334 for the years ended June 30, 2001, and 2000, respectively.

Exhibit E

PROSPECTOR GAMING ENTERPRISES, INC.,
DBA GOLD RANCH
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2001 AND 2000

NOTE H—COMMITMENTS AND CONTINGENCIES

The Company is party to a legal action in which the plaintiffs allege their civil rights were violated. Management believes that the case is defensible and will ultimately be dismissed without payment. The Company’s legal representative believes the potential exposure in this matter is minimal.

THE SANDS REGENT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

The accompanying pro forma condensed consolidated financial statements present pro forma information for The Sands Regent (the “Company”) and those assets and liabilities of Prospector Gaming Enterprises, Inc. (“PGE”) as acquired by Last Chance, Inc.(“Last Chance”), a wholly owned subsidiary of the Company, and California Prospectors, Ltd (“California Prespectors”), a limited liability company, acquired by Last Chance. Such transaction is accounted for using the purchase method of accounting.

The pro forma condensed consolidated financial statements of the Company are based on the historical consolidated financial statements of the Company, PGE and California Prospectors as of and for the nine months ended March 31, 2002 and for the year ended June 30, 2001. The pro forma financial information for the nine months ended March 31, 2002 and the year ended June 30, 2001 has been presented as if the PGE and California Prospectors acquisition had occurred on July 1, 2000. The accompanying pro forma condensed consolidated balance sheet as of March 31, 2002 has been presented as if the aforementioned acquisition had occurred on March 31, 2002.

The accompanying pro forma condensed consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that will be achieved in future periods. The pro forma adjustments are based on currently available information and upon certain assumptions that management of the Company believes are reasonable under the circumstances. The accompanying pro forma condensed consolidated financial statements do not purport to represent what the Company’s results of operations or financial position would actually have been if the PGE and California Prospectors acquisition had in fact occurred at July 1, 2000 or March 31, 2002. The accompanying pro forma condensed consolidated financial statements and the related notes thereto should be read in conjunction with the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2001 and the financial statements of PGE, and PGE and California Prospectors combined, as included in this filing.

The final purchase price consisted of $2.6 million in cash, 377,083 shares of Common Stock of The Sands Regent, valued at $1,142,000, the issuance of a note payable to seller in the amount of $5,619,000 and the payoff of certain long-term debt of PGE.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the acquired assets and assumed liabilities, has not been made, and the allocation reflected in the unaudited pro forma condensed consolidated financial statements should be considered as preliminary.

THE SANDS REGENT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
March 31, 2002

(Dollars in thousands)	COMPANY HISTORICAL	PROSPECTOR GAMING AND CALIFORNIA PROSPECTORS HISTORICAL			Adjustments						Pro Forma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,129	$652	$—		$—		$(2,340	)(d)	$929	(e)	$8,370
Short-term investments	20	—									20
Accounts receivable, net	279	218	(145	)(a)							352
Note receivable, sale of subsidiaries	180	—									180
Inventories	549	194									743
Federal income tax refund receivable	261	—									261
Prepaid expenses and other assets	925	158	(108	)(a)							975

Total current assets	11,343	1,222	(253)		—		(2,340)		929		10,901

PROPERTY AND EQUIPMENT:
Land	8,487	262	(262	)(a)							8,487
Building and improvements	38,944	6,082	(5,000	)(a)	(287	)(b)					39,739
Equipment, furniture and fixtures	18,198	4,578	(1,304	)(a)	(1,498	)(b)					19,974
Construction in progress	1,503	—			13	(b)					1,516

	67,132	10,922	(6,566)		(1,772)		—		—		69,716
Less accumulated depreciation and amortization	(32,718)	(4,225)	1,788	(a)	2,437	(b)					(32,718)

Property and equipment, net	34,414	6,697	(4,778)		665		—		—		36,998

OTHER ASSETS
Due from shareholders	—	981	(981	)(a)							—
Note receivable, sale of subsidiaries, net	279	—									279
Investment in subsidiaries	—	—	—		—		4,184	(d)	(4,184	)(f)	—
Goodwill	—	—			11,250	(b)					11,250
Other intangibles	—	—			1,356	(b)					1,356
Other	981	117	(80	) (a)	339	(c)	(617	)(d)			740

Total other assets	1,260	1,098	(1,061)		12,945		3,567		(4,184)		13,625

Total assets	$47,017	$9,017	$(6,092)		$13,610		$1,227		$(3,255)		$61,524

The accompanying notes are an integral part of these
pro forma condensed consolidated financial statements.

THE SANDS REGENT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
March 31, 2002

(continued) (Dollars in thousands)	COMPANY HISTORICAL	PROSPECTOR GAMING AND CALIFORNIA PROSPECTORS HISTORICAL			Adjustments						Pro Forma

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,071	$420	$—		$—		$—		$—		$2,491
Accrued Expenses	1,293	151			339	(c)			(164	)(e)	1,619
Deferred federal income tax liability	143	—									143
Current maturities of long-term debt	3	63			(55	)(b)	803	(d)	1,692	(e)	2,506

Total current liabilities	3,510	634	—		284		803		1,528		6,759

LONG TERM DEBT	10,011	5,987			(288	)(b)	4,816	(d)	(399	)(e)	20,127

DEFERRED FEDERAL INCOME TAX LIABILITY	1,040	—									1,040

Total liabilities	14,561	6,621	—		(4)		5,619		1,129		27,926

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—									—
Common stock	693	3					38	(d)	(3	)(f)	731
Addition paid-in capital	12,777	2,580					2,705	(d)	(4,181	)(f)	13,881
Retained earnings (deficit)	41,344	(187)	(6,092	)(a)	13,614	(c)	(7,135	)(d)	(200	)(e)	41,344

	54,814	2,396	(6,092)		13,614		(4,392)		(4,384)		55,956
Treasury Stock, at cost	(22,358)	—	—		—		—		—		(22,358)

Total stockholders’ equity	32,456	2,396	(6,092)		13,614		(4,392)		(4,384)		33,598

Total liabilities and stockholders’ equity	$47,017	$9,017	$(6,092)		$13,610		$1,227		$(3,255)		$61,524

The accompanying notes are an integral part of these
pro forma condensed consolidated financial statements.

THE SANDS REGENT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
FOR THE NINE MONTHS ENDED MARCH 31, 2002

(Dollars in thousands, except per share data)	COMPANY HISTORICAL	PROSPECTOR GAMING AND CALIFORNIA PROSPECTORS HISTORICAL	ADJUSTMENTS				PRO FORMA

Operating revenues:
Gaming	$15,376	$4,135	$(145	)(a)	$—		$19,366
Fuel and convenience store	—	9,967					9,967
Lodging	5,934	107					6,041
Food and beverage	4,063	1,199					5,262
Other	1,061	157	(41	)(i)			1,177

	26,434	15,565	(186)		—		41,813
Less complimentary lodging, food and beverage included above	2,366	364					2,730

	24,068	15,201	(186)		—		39,083

Operating costs and expenses:
Gaming	7,628	1,099					8,727
Fuel and convenience store	—	9,370					9,370
Lodging	2,970	153					3,123
Food and beverage	2,418	1,151					3,569
Other	434						434
Maintenance and utilities	2,599	450					3,049
General and administrative	5,170	815	(162	)(g)			5,823
Rent and management fee	—	—	572	(l)			572
Depreciation and amortization	2,316	533	(269	)(h)			2,580

	23,535	13,571	141		—		37,247

Income from operations	533	1,630	(327)		—		1,836

Other income (deductions):
Interest and other income	156	—					156
Interest and other expense	(843)	(464)	281	(j)			(1,026)
Gain (loss) on disposition of property and equipment	(119)	(1)					(120)

	(806)	(465)	281		—		(990)

Income (loss) before income taxes	(273)	1,165	(46)		—		846
Income tax (provision) benefit	110	—	(380	)(m)			(270)

Net income (loss)	$(163)	$1,165	$(426)				$576

Net income (loss) per share: Basic	$(0.04)						$0.12

Diluted	$(0.04)						$0.11

Weighted average shares outstanding: Basic	4,525,722		377,083	(n)			4,902,805

Diluted	4,525,722		377,083	(n)	249,356	(o)	5,152,161

The accompanying notes are an integral part of these
pro forma condensed consolidated financial statements.

THE SANDS REGENT AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
FOR THE YEAR ENDED JUNE 30, 2001

(Dollars in thousands, except per share data)	COMPANY HISTORICAL	PROSPECTOR GAMING ENTERPRISES INC., HISTORICAL	ADJUSTMENTS				Pro Forma

Operating revenues:
Gaming	$22,219	$5,189	$—		$—		$27,408
Fuel and convenience store	—	15,416					15,416
Lodging	9,074	—					9,074
Food and beverage	5,356	1,418					6,774
Other	1,429	204	(55	)(i)			1,578

	38,078	22,227	(55)		—		60,250
Less complimentary lodging, food and beverage included above
	2,315	390					2,705

	35,763	21,837	(55)		—		57,545

Operating costs and expenses:
Gaming	10,389	1,693					12,082
Fuel and convenience store	—	14,778					14,778
Lodging	4,419	33					4,452
Food and beverage	4,226	1,413					5,639
Other	583	—					583
Maintenance and utilities	3,303	564					3,867
General and administrative	6,924	1,061	(297	)(g)			7,688
Rent and management fee	—	—	729	(l)			729
Depreciation and amortization	2,973	801	(443	)(h)			3,331

	32,817	20,343	(11)		—		53,149

Income from operations	2,946	1,494	(44)		—		4,396

Other income (deductions) :
Interest and other income	427	55					482
Interest and other expense	(1,155)	(673)	294	(j)	(501	)(k)	(2,035)
Gain (loss) on disposition of property and equipment	(391)	(24)					(415)

	(1,119)	(642)	294		(501)		(1,968)

Income before income taxes	1,827	852	250		(501)		2,428
Income tax (provision) benefit	(595)	—	—		(204	)(m)	(799)

Net income	$1,232	$852	$250		$(705)		$1,629

Net income (loss) per share: Basic	$0.27						$0.33

Diluted	$0.26						$0.32

Weighted average shares outstanding: Basic	4,500,614		377,083	(n)			4,877,697

Diluted	4,751,774		377,083	(n)			5,128,857

The accompanying notes are an integral part of these
pro forma condensed consolidated financial statements.

THE SANDS REGENT AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
March 31, 2002

The pro forma adjustments contained in the accompanying pro forma condensed consolidated financial statements reflect:

(a) The elimination of PGE assets and liabilities not being acquired by the Company including the income statement impact of a receivable not assumed by the Company.

(b) Adjust assets and liabilities to fair market value: other intangibles include customer data base—$10,000, grandfathered gaming location—$861,400 and Tradename/trademarks—$485,000.

(c) Accrue additional investment acquisition costs and deferred loan costs from March 31, 2002 to date of purchase of approximately $339,000 so as to recognize the entire purchase price.

(d) Recognize the purchase of certain assets of PGE and California Prospectors by Last Chance, Inc. a wholly owned subsidiary of The Sands Regent, Including payment of cash( $2.3 million), issuance of 377,083 shares of common stock ($1,142,000), issuance of debt ($5,619,000) and the previous payment through escrow reflected as a deposit of $260,000. Capitalize costs of acquisition into purchase of $357,000 otherwise included in other assets.

(e) The net change in long-term debt is due to debt refinancing at the Company ($10 million) and long-term debt payoff for PGE and California Prospectors ($ 5,715,000). Further a prepayment penalty of the Company was paid in the amount of $200,000 for the early pay-off of the $10 million debt and certain accrued costs were paid of $164,000. Net cash went to the bank in the approximate amount of $929,000.

(f) Eliminate investment in subsidiary.

(g) Eliminate PGE major stockholders’ compensation and benefits.

(h) Adjust PGE and California Prospectors depreciation and amortization expense based on the new values and revised useful lives of property and equipment acquired by Last Chance.

(i) Eliminate debt forgiveness income to PGE from ARCO loan which forgiveness is based upon meeting a minimum level of fuel sales. Such minimum level has historically always been met and, as such, the value of the assumed debt obligation by Last Chance is valued at zero.

(j) Record net reduction in interest expenses due to the $17 million refinancing (at 7.17%) of the Company $10 million debt obligation (10.75%) and the pay-off of various PGE long-term debt obligations (various interest rates) in connection with the acquisition of PGE and California Prospectors. Further includes Interest expense on long-term debt payable to former owners ($5.6 million at prime plus 2.5%, presently 7.25%) and a reduction in the amortization of the new deferred loan fee costs, over the ten year term of the new $17 million financing.

(k) Record write-off of unamortized deferred loan costs of the Company of $301,000 and a $200,000 prepayment penalty on the Company’s refinancing and pay-off of the $10 million long-term debt obligation.

THE SANDS REGENT AND SUBSIDIARIES
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
March 31, 2002

(l) Record minimum rent and management fee due by Last Chance to former owners and landlords for the Gold Ranch Casino and RV Resort Land and buildings.

(m) Record income tax expense relative to PGE and California Prospectors (not otherwise tax paying entities) and on the impact of the proforma changes utilizing a tax rate of 34%.

(n) Record issuance of 377,083 shares of common stock of the Company in association with the overall purchase transaction, as of the beginning of the period presented.

(o) Record dilutive effect of stock options not previously included due to the net loss as previously reported

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SANDS REGENT

Date: August 14, 2002	By:	/s/ DAVID R. WOOD
Name: David R. Wood Title: Executive Vice President and Chief Financial Officer

S-1

EXHIBIT INDEX

Exhibit No.	Document Description

23.1	Consent of DiPietro & Thornton Independent Public Accountants.